UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2019

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-38445	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock	HSDT	The Nasdaq Stock Market LLC

Item 2.02                                           Results of Operations and Financial Condition.

On May 9, 2019, Helius Medical Technologies, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended March 31, 2019, as well as information regarding a conference call to discuss these financial results and the Registrant’s recent corporate highlights. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press Release, dated May 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: May 9, 2019	By:	/s/ Joyce LaViscount
Joyce LaViscount Chief Financial Officer